Exhibit (s)(b)

POWER OF ATTORNEY

The undersigned officer of:

Eaton Vance Advisers Senior Floating-Rate Fund Eaton Vance Institutional Senior Floating-Rate Fund Eaton Vance Prime Rate Reserves EV Classic Senior Floating-Rate Fund

each a Massachusetts business trust (the “Trusts”), (does hereby severally constitute and appoint Barbara E. Campbell , Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for me, to sign in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

/s/ Scott H. Page	President	November 1, 2005
Scott H. Page

POWER OF ATTORNEY

The undersigned officer of:

Eaton Vance Advisers Senior Floating-Rate Fund Eaton Vance Institutional Senior Floating-Rate Fund Eaton Vance Prime Rate Reserves EV Classic Senior Floating-Rate Fund

each a Massachusetts business trust (the “Trusts”), (does hereby severally constitute and appoint Barbara E. Campbell , Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for me, to sign in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

/s/ Dan A. Maalouly	Treasurer and Principal Financial	January 25, 2006
Dan A. Maalouly	and Accounting Officer